UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2018

Home Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (337) 237-1960

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 31, 2018, the Registrant filed with the Securities and Exchange Commission a Current Report on Form 8-K dated January 30, 2018 to report its results of operations and financial condition for the fourth quarter and full year ended December 31, 2017. Subsequent to the press release on January 30, 2018 and prior to the completion of our audited financial statements for the year ended December 31, 2017, the Registrant, based on additional information and analysis received, updated the core deposit intangible asset and loan interest mark valuations associated with its recently completed acquisition of St. Martin Bancshares, Inc.

ITEM 2.02	Results of Operations and Financial Condition

On March 9, 2018, the Registrant issued a press release (the “March Press Release”) announcing an additional deferred tax asset re-measurement charge and revised its results for the fourth quarter and year ended December 31, 2017 from those previously reported in its press release dated January 30, 2017 (the “January Press Release”). A copy of the related press release, dated March 9, 2018 (the “March Press Release”), is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. The January Press Release incorporated by reference herein and the March Press Release attached hereto as an exhibit are being furnished to the SEC and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press Release, dated January 30, 2018*
99.2	Press Release, dated March 9, 2018

*	Incorporated by reference herein from the like-numbered exhibit furnished in Registrant’s Current Report on Form 8-K (File No. 001-34190) dated January 30, 2018 and filed on January 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME BANCORP, INC.

Date: March 9, 2018	By:	/s/ John W. Bordelon
John W. Bordelon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 30, 2018*
99.2	Press Release, dated March 9, 2018

*	Incorporated by reference herein from the like-numbered exhibit furnished in Registrant’s Current Report on Form 8-K (File No. 001-34190) dated January 30, 2018 and filed on January 31, 2018.